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                                           Filed Pursuant to Rule 497(e)
                                           Registration File No.: 33-83750




                                INCOME MANAGERSM
                        SUPPLEMENT TO THE ROLLOVER IRA PROSPECTUS
                                DATED NOVEMBER 1, 1995

                Combination Variable and Fixed Deferred Annuity Certificates

                                        Issued By:
                The Equitable Life Assurance Society of the United States


THE FOLLOWING ADDS TO THE INFORMATION CONTAINED IN THE PROSPECTUS AS FOLLOWS:

Under the IRA Assured Payment Option and IRA APO Plus, you may elect to receive payments on a monthly or annual basis. You may also elect to receive payments on an annual basis in a month other than February. However, all payments will be made on the 15th of the month no matter which payment basis you choose.

INITIAL CONTRIBUTION

If you elect monthly income under the IRA Assured Payment Option or IRA APO Plus and your initial contribution will come from multiple sources, each amount will be allocated to the Money Market Fund until the total amount of the initial contribution is received. At such time, the total amount will be applied under the IRA Assured Payment Option or IRA APO Plus based on the rates in effect as of that Transaction Date. In effect, payments will not start until the total amount of the initial contribution is received.

PAYMENTS DURING THE FIXED PERIOD

For monthly payments or for payments made annually on a date other than an Expiration Date, amounts are held in the Modal Payment Portion of the Guaranteed Period Account. (This is the portion of the Guaranteed Period Account from which payments, other than payments due on an Expiration Date, are made.) For payments to be made prior to the Expiration Date of the earliest Guarantee Period we then offer, amounts will be allocated to the Modal Payment Portion of the Guaranteed Period Account. Such amounts will accumulate interest beginning on the Transaction Date at an interest rate we set.
Interest will be credited daily at a rate of not less than 3%.

Upon the expiration of a Guarantee Period, the Guaranteed Period Amount in that Guarantee Period will be paid to you in full, if annual payments are to be made on an Expiration Date. Otherwise, the Guaranteed Period Amount (less one payment if due on that date) will be held in the Modal Payment Portion of the Guaranteed Period Account and will be credited with interest at a rate equal to the Guaranteed Rate applicable to the expired Guarantee Period, beginning on the Expiration Date of such Guarantee Period. Such amounts will then be paid either monthly or as an annual payment on the date that you choose.

A charge of $2.50 will be deducted from each payment made on a monthly basis.

A market value adjustment will not apply with respect to amounts held in the Modal Payment Portion of the Guaranteed Period Account.

ANNUITY ACCOUNT VALUE AND DEATH BENEFIT

The Annuity Account Value and Death Benefit will also include any amounts held in the Modal Payment Portion of the Guaranteed Period Account.

PAYMENTS AFTER THE FIXED PERIOD

Payments will continue under the Life Contingent Annuity on the same payment basis as during the fixed period.

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SUPPLEMENT DATED MARCH 4, 1996

IRASUP-MI
CAT. #126919